                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  ____________



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  JULY 16, 1998



                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-18410              95-4233050
(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)       Identification No.)



                            5757 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90036
                    (Address of Principal Executive Offices)


                                 (323) 634-8634
                        (Registrant's Telephone Number)


                                      NONE
                          (Former Name of Registrant)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

                             MWI DISTRIBUTION, INC.,
                          DBA MEDIAWORKS, INTERNATIONAL
                              FINANCIAL STATEMENTS
                     AS OF JUNE 30, 1998 AND FOR THE PERIOD
                       FROM NOVEMBER 11, 1996 (INCEPTION)
                              TO JUNE 30, 1997 AND
                          THE YEAR ENDED JUNE 30, 1998

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                                        CONTENTS
                                                                   JUNE 30, 1998
================================================================================

                                                                           Page
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                             1

FINANCIAL STATEMENTS

    Balance Sheet                                                              2

    Statements of Operations                                                   3

    Statements of Partners' Equity/Stockholders' Deficit                       4

    Statements of Cash Flows                                               5 - 6

    Notes to Financial Statements                                          7 - 9

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders
MWI Distribution, Inc.,
dba MediaWorks, International


We have audited the accompanying balance sheet of MWI Distribution, Inc., dba MediaWorks, International as of June 30, 1998, and the related statements of operations, partners' equity/stockholders' deficit, and cash flows for the period from November 11, 1996 (inception) to June 30, 1997 and for the year ended June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MWI Distribution, Inc., dba MediaWorks, International as of June 30, 1998, and the results of its operations and its cash flows for the period from November 11, 1996 (inception) to June 30, 1997 and the year ended June 30, 1998 in conformity with generally accepted accounting principles.




/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
------------------------------------------
    SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 24, 1998

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                                   BALANCE SHEET
                                                                   JUNE 30, 1998
================================================================================


                                     ASSETS

CURRENT ASSETS
     Cash                                                                 $   252,122
     Accounts receivable, net of allowance for doubtful accounts
         of $75,367                                                         1,611,037
                                                                          -----------

         Total current assets                                               1,863,159
                                                                          -----------
FURNITURE AND EQUIPMENT
     Office equipment                                                           5,456
     Less accumulated depreciation                                                746
                                                                          -----------
         Total furniture and equipment                                          4,710
                                                                          -----------
DEPOSITS AND OTHER ASSETS                                                      10,835
                                                                          -----------
                  TOTAL ASSETS                                            $ 1,878,704
                                                                          ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Participation payable                                                $   688,669
     Accounts payable and accrued expenses                                    153,570
     Due to third-party producers                                           1,195,503
     Deferred income                                                          139,126
                                                                          -----------

         Total current liabilities                                          2,176,868
                                                                          -----------
STOCKHOLDERS' DEFICIT
     Common stock, no par value
         50,000 shares authorized
         20,000 shares issued and outstanding                                  23,885
     Accumulated deficit                                                     (322,049)
                                                                          -----------
              Total stockholders' deficit                                    (298,164)
                                                                          -----------
                  TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT             $ 1,878,704
                                                                          ===========



   The accompanying notes are an integral part of these financial statements.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                        STATEMENTS OF OPERATIONS
          FOR THE PERIOD FROM NOVEMBER 11, 1996 (INCEPTION) TO JUNE 30, 1997 AND
                                                FOR THE YEAR ENDED JUNE 30, 1998
================================================================================


                                                            1998                  1997
                                                         -----------           -----------

REVENUES                                                 $ 2,506,850           $   827,817
                                                         -----------           -----------
COST OF SALES
     Producers' share of revenues                          1,418,500               627,087
     Participation expense                                   688,669                    --
     Commissions                                              16,810                50,800
                                                         -----------           -----------

         Total cost of sales                               2,123,979               677,887
                                                         -----------           -----------

GROSS PROFIT                                                 382,871               149,930

OPERATING EXPENSES                                           725,714                29,525
                                                         -----------           -----------

INCOME (LOSS) FROM OPERATIONS                               (342,843)              120,405

OTHER INCOME
     Interest income                                           5,196                   678
                                                         -----------           -----------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES             (337,647)              121,083

PROVISION FOR INCOME TAXES
     Current                                                     800                   800
                                                         -----------           -----------

         NET INCOME (LOSS)                               $  (338,447)          $   120,283
                                                         ===========           ===========



   The accompanying notes are an integral part of these financial statements.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                            STATEMENTS OF PARTNERS' EQUITY/STOCKHOLDERS' DEFICIT FOR THE PERIOD FROM NOVEMBER 11, 1996 (INCEPTION) TO JUNE 30, 1997 AND
                                                FOR THE YEAR ENDED JUNE 30, 1998
================================================================================


                                          Common Stock
                                 -----------------------------          Accumulated        Partners'
                                   Shares              Amount             Deficit            Equity             Total
                                 ---------           ---------          -----------        ---------          ---------
NET INCOME, NOVEMBER
   11, 1996 (INCEPTION)
   TO JUNE 30, 1997                                                                        $ 120,283          $ 120,283
                                 ---------           ---------           ---------           -------          ---------

BALANCE, JUNE 30,
   1997                                 --           $      --           $      --           120,283            120,283

PARTNER DISTRIBUTIONS                                                                        (80,000)           (80,000)

NET LOSS, JULY 1, 1997
   TO NOVEMBER 13,
   1997                                                                                      (16,398)           (16,398)

CHANGE IN LEGAL ENTITY
   FROM LLC TO
   CORPORATION                      20,000              23,885                               (23,885)                --

NET LOSS, NOVEMBER
   14, 1997 TO JUNE
   30, 1998                                                               (322,049)                            (322,049)
                                 ---------           ---------           ---------           -------          ---------

BALANCE, JUNE 30,
   1998                             20,000           $  23,885           $(322,049)          $-               $(298,164)
                                 =========           =========           =========           =======          =========


   The accompanying notes are an integral part of these financial statements.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                        STATEMENTS OF CASH FLOWS
              FOR THE PERIOD FROM NOVEMBER 11, 1996 (INCEPTION) TO JUNE 30, 1997
                                            AND FOR THE YEAR ENDED JUNE 30, 1998
================================================================================


                                                               1998                  1997
                                                            -----------           -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Cash received from customers                           $ 1,652,475           $   193,291
     Cash paid to suppliers and employees                    (1,421,061)              (92,001)
     Interest received                                            5,196                   678
     Income taxes paid                                             (100)                 (100)
                                                            -----------           -----------

         Net cash provided by operating activities              236,510               101,868
                                                            -----------           -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of furniture and equipment                         (5,456)                   --
     Increase in deposits                                            --                  (800)
                                                            -----------           -----------

         Net cash used in investing activities                   (5,456)                 (800)
                                                            -----------           -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Partnership distributions from the LLC                     (80,000)                   --
                                                            -----------           -----------

         Net cash used in financing activities                  (80,000)                   --
                                                            -----------           -----------

              Net increase in cash                              151,054               101,068

CASH, BEGINNING OF PERIOD                                       101,068                    --
                                                            -----------           -----------

CASH, END OF PERIOD                                         $   252,122           $   101,068
                                                            ===========           ===========



   The accompanying notes are an integral part of these financial statements.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                            STATEMENTS OF CASH FLOWS (CONTINUED)
          FOR THE PERIOD FROM NOVEMBER 11, 1996 (INCEPTION) TO JUNE 30, 1997 AND
                                                FOR THE YEAR ENDED JUNE 30, 1998
================================================================================


                                                                           1998                1997
                                                                         ---------           ---------
RECONCILIATION OF NET INCOME TO NET CASH
     PROVIDED BY OPERATING ACTIVITIES
         Net income (loss)                                               $(338,447)          $ 120,283
         Adjustments to reconcile net income (loss) to net cash
              provided by operating activities
                  Allowance for bad debts                                   75,367                  --
                  Depreciation                                                 746                  --
         (Increase) decrease in
              Accounts receivable                                         (994,378)           (692,026)
              Development costs                                            (10,035)                 --
          Increase (decrease) in
              Participations payable                                       688,669                  --
              Accounts payable and accrued expenses                         86,215              67,355
              Due to third-party producers                                 646,747             548,756
              Deferred income                                               81,626              57,500
                                                                         ---------           ---------

                      NET CASH PROVIDED BY OPERATING ACTIVITIES          $ 236,510           $ 101,868
                                                                         =========           =========


   The accompanying notes are an integral part of these financial statements.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================


NOTE 1 - BUSINESS ACTIVITY

         MWI Distribution, Inc., dba MediaWorks, International (the "Company") (a California corporation) markets animated children's television series, videos, and merchandise under contractual agreements with third-party film producers in exchange for commissions. The Company licenses rights on a worldwide basis with foreign revenues constituting 100% of total revenues.

         Prior to November 14, 1997, the Company operated as a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act. During the period from inception, November 11, 1996, until November 13, 1997, the Company did business as MediaWorks, LLC.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Cash and Cash Equivalents
         For the purpose of reporting cash flows, the Company considers cash on deposit, cash on hand, and financial instruments purchased with an original maturity of three months or less to be cash equivalents.

         Furniture and Equipment
         Furniture and equipment are stated at cost. The Company provides for depreciation using the straight-line method over the estimated useful lives of the assets of three to five years.

         Revenues
         Revenues are recognized under non-cancelable agreements when the Company has a signed sales agreement and when certain conditions of sale, including collection of the contract amount and delivery of the product, are reasonably assured.

         Funds advanced by customers prior to the product being delivered are recorded as deferred income.

         Credit Policy
         The Company grants uncollateralized credit to its customers. To date, it has not experienced significant credit-related losses; however, based on information available at June 30, 1998, it has established an allowance for doubtful accounts of $75,367.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Taxes
         The Company accounts for income taxes under Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." SFAS No. 109 requires a liability approach for measuring deferred tax assets and liabilities based on temporary differences existing at each balance sheet date using enacted tax rates in effect when those differences are expected to reverse. For the year ended June 30, 1998, such differences arose principally from net operating loss carryforwards.

         No provision for federal and state income taxes has been recorded through November 15, 1997, since the Company operated as a limited liability company and had elected to have taxable income/loss pass through to its members. Further, no provision for federal and state income taxes for the period from November 14, 1997 to June 30, 1998 has been recorded as the Company incurred net operating losses. At June 30, 1998, the Company has approximately $300,000 and $150,000 of federal and state net operating loss carryforwards, respectively, for tax reporting purposes available to offset future taxable income; such carryforwards expire in 2018 and 2003, respectively.

         Deferred tax assets, consisting primarily of the tax effect of net operating loss carryforwards, are offset with a valuation allowance because of the uncertainty regarding realizability. As of June 30, 1998, the valuation allowance was $110,000.

         Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
         Actual results could differ from those estimates.


NOTE 3 - CASH

         The Company maintains cash deposits at a bank located in California and in an investment fund located in Maine. Deposits at the bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of June 30, 1998, uninsured balances held at the bank and in the investment fund aggregated to approximately $300,000.

                                                         MWI DISTRIBUTION, INC.,
                                                   DBA MEDIAWORKS, INTERNATIONAL
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================



NOTE 4 - CONCENTRATIONS

         Major Customers
         During the year ended June 30, 1998, the Company did business with two customers whose sales comprised approximately 13% and 10% of revenues. As of June 30, 1998, these customers represented 19% and 10% of accounts receivable.

         Major Supplier
         During the year ended June 30, 1998 and for the period from November 11, 1996 (Inception) to June 30, 1997, the Company did business with one film producer whose product comprised approximately 62% and 100% of revenue, respectively.


NOTE 5 - AGREEMENT WITH THE PRODUCERS ENTERTAINMENT GROUP, LTD.

         On November 15, 1997, the Company entered into an agreement with The Producers Entertainment Group, Ltd. ("TPEG"). Under the agreement, TPEG agreed to provide certain financing in exchange for 65% of the Company's "net revenue" generated by distribution to foreign markets.

         In accordance with this agreement, the Company recognized $688,669 of participation expense during the year ended June 30, 1998. As of June 30, 1998, $688,669 was payable to TPEG and was classified in the balance sheet under the caption "Participation payable."


NOTE 6 - RELATED PARTY TRANSACTIONS

         During 1997, the Company incurred commission expense of $48,800 to a stockholder.


NOTE 7 - SUBSEQUENT EVENT

         On July 15, 1998, all of the issued and outstanding shares of the Company were purchased by a subsidiary of TPEG (see Note 5).

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 28, 1998                  THE PRODUCERS ENTERTAINMENT GROUP LTD.


                                    By:  /s/ IRWIN MEYER
                                       --------------------------------
                                             Irwin Meyer
                                             Chief Executive Officer